UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2021

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Tysons Boulevard

Suite 1400

McLean, VA 22102

(Address of principal executive offices)

703-287-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IRDM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Iridium Communications Inc. (the “Company”) was held virtually on May 12, 2021. Of the 134,111,085 shares of common stock, par value $0.001 per share, outstanding as of the close of business on the record date of March 15, 2021, 123,984,091 shares, or approximately 92.44%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal 1 — Election of Directors

The following thirteen (13) directors were elected to serve for one-year terms until the 2022 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert H. Niehaus	113,999,539	1,079,426	8,905,126
Thomas C. Canfield	113,541,612	1,537,353	8,905,126
Matthew J. Desch	114,316,077	762,888	8,905,126
Thomas J. Fitzpatrick	111,417,599	3,661,366	8,905,126
L. Anthony Frazier	114,906,248	172,717	8,905,126
Jane L. Harman	114,267,610	811,355	8,905,126
Alvin B. Krongard	110,501,236	4,577,729	8,905,126
Suzanne E. McBride	112,796,475	2,282,490	8,905,126
Admiral Eric T. Olson (Ret.)	114,410,872	668,093	8,905,126
Steven B. Pfeiffer	113,438,676	1,640,289	8,905,126
Parker W. Rush	113,889,037	1,189,928	8,905,126
Henrik O. Schliemann	114,871,957	207,008	8,905,126
Barry J. West	114,501,235	577,730	8,905,126

Proposal 2 — Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
111,176,670	3,754,961	147,334	8,905,126

Proposal 3 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain
122,040,575	1,729,254	214,262

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: May 17, 2021	By:	/s/ Thomas J. Fitzpatrick
	Name:	Thomas J. Fitzpatrick
	Title:	Chief Financial Officer